UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

Marin Software Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35838	20-4647180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105	94105
(Address of principal executive offices)	(Zip Code)

(415) 399-2580

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)On June 9, 2017, Yangesh Patel, the Corporate Controller of Marin Software Incorporated (the “Company”), notified the Company that he would resign from his position as the Company’s Vice President, Corporate Controller, effective as of June 21, 2017, to pursue another opportunity.

(c)Effective as of June 21, 2017, Brad Kinnish, the Company’s current Vice President of Finance and Acting Chief Financial Officer, will serve as the Company’s interim “principal accounting officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.

Mr. Kinnish, 42, has served as the Company’s Vice President of Finance and Acting Chief Financial Officer since March 2017. Prior to joining the Company and since 2010, Mr. Kinnish has served in various roles in the Technology Investment Banking division of Deutsche Bank, a global banking and financial services company, most recently as its Managing Director, Co-Head of Americas Software Investment Banking.  From 2006 to 2010, Mr. Kinnish served in various roles at Thomas Weisel Partners, an investment banking firm, including as a Director from 2009 to 2010.  From 2003 to 2006, he served in various roles in the Technology Investment Banking division of Delafield Hambrecht, an investment banking firm, including as Vice President from 2004 to 2006.  From 2000 to 2003, he served in various roles in the Technology Investment Banking division of Credit Suisse, a multinational financial services company, including as an Associate from 2001 to 2003.  From 1997 to 2000, he held various roles in Audit and Assurance Services at Ernst & Young LLP.  Mr. Kinnish is a licensed Certified Public Accountant (inactive) and holds a Bachelor of Arts in Business Administration from the University of Washington.

Mr. Kinnish is not entering into any contract or arrangement, or any amendment or modification of an existing contract or arrangement, in connection with his assumption of his role as interim principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marin Software Incorporated

Date: June 14, 2017	By:	/s/Jonathan DeGooyer
Jonathan M. DeGooyer Vice President, General Counsel, Corporate Secretary